SEPTEMBER 18, 2000 SUPPLEMENT TO THE MAY 1, 2000 PROSPECTUS FOR TRAVELERS VINTAGE XTRA ANNUITY.

The following information replaces page 31 of the prospectus.

                               OTHER INFORMATION
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THE INSURANCE COMPANIES

Please refer to the table on the first page of the Summary of this prospectus to determine which company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for each insurance company and for each separate account are located in their respective Statements of Additional Information.

IMSA

The Companies are members of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is CFBDS, Inc. 21 Milk Street, Boston, MA. CFBDS is not affiliated with the Company or the Separate Account. However, it is currently anticipated that Travelers Distribution LLC (TDC), One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer, may become the principal underwriter for the Contracts sometime in 2000.

Up-front commission paid to broker-dealers will not exceed 7% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less

                                                                    L-SUPP-12914

SEPTEMBER 18, 2000 SUPPLEMENT TO THE MAY 1, 2000 PROSPECTUS FOR
TRAVELERS PORTFOLIO ARCHITECT XTRA VARIABLE ANNUITY.

The following information replaces page 32 of the Prospectus.

IMSA

The Companies are members of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers. The principal underwriter of the Contract is CFBDS, Inc. 21 Milk Street, Boston, MA. CFBDS is not affiliated with the Company or the Separate Account. However, it is currently anticipated that Travelers Distribution LLC (TDC), One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer, may become the principal underwriter for the Contracts sometime in 2000.

Up-front commission paid to broker-dealers will not exceed 7% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

                                                                    L-12904-SUPP

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